Vessel Sales, Asset Impairments and Provisions	6 Months Ended
Jun. 30, 2015
Property, Plant and Equipment [Abstract]
Vessel Sales, Asset Impairments and Provisions
7.	Vessel Sales, Asset Impairments and Provisions

a)	Vessel Sales

During the six months ended June 30, 2015, Teekay Offshore sold a 1997-built shuttle tanker, the Navion Svenita, for net proceeds of $8.6 million. The Company’s consolidated statement of income (loss) for the six months ended June 30, 2015, includes a $1.6 million gain related to the sale of this vessel. This gain is included in the Company’s shuttle tanker, floating storage and off-take (or FSO) and offshore support segment.

During three months ended June 30, 2014, Teekay Tankers sold two wholly-owned subsidiaries, each of which owns one VLCC, to TIL for aggregate proceeds of $154.0 million plus related working capital on closing of $1.7 million. The Company used a portion of the proceeds from this transaction to prepay $152.0 million on one of Teekay Tankers’ revolving credit facilities and the remainder of the proceeds was used for general corporate purposes. During three months ended June 30, 2014, the Company realized a net gain of $10.0 million from the sale of the two subsidiaries to TIL.

During the six months ended June 30, 2014, the Company sold four 2009-built Suezmax tankers that were part of the Company’s conventional tanker segment. These vessels were classified as held for sale on the consolidated balance sheet as at December 31, 2013, with their net book values written down to their sale proceeds. During the six months ended June 30, 2014, the Company realized a net loss of $0.5 million from the sale of these vessels.

b)	Asset Impairments and Loan Loss Recoveries

During the six months ended June 30, 2015, the carrying value of one of Teekay Offshore’s 1992-built shuttle tankers was written down to its estimated fair value using an appraised value. The write down was a result of the expected sale of the vessel. The Company’s consolidated statement of income loss for the six months ended June 30, 2015, includes a $1.7 million write-down related to this vessel. The write-down is included in Company’s shuttle tanker, FSO and offshore support segment. As at June 30, 2015, the Company classified this vessel as held for sale on its consolidated balance sheet.

During the six months ended June 30, 2015, the carrying value of one of Teekay Offshore’s 1999-built shuttle tankers was written down to its estimate fair value using an appraised value. The write-down was a result of a change in the operating plan of the vessel. The Company’s consolidated statement of income (loss) for the six months ended June 30, 2015, includes a $13.8 million write-down related to this vessel. The write-down is included in the Company’s shuttle tanker, FSO and offshore support segment.

During the three and six months ended June 30, 2014, the Company reversed a $2.5 million loss provision for an amount receivable related to an FPSO front-end engineering and design study completed in 2013, as this receivable was recovered in the current period.